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                                                                    EXHIBIT 10.1

                                 LUMINENT, INC.
                   AMENDED AND RESTATED 2000 STOCK OPTION PLAN
                         ADOPTED AS OF SEPTEMBER 6, 2000

     1. PURPOSE.

          (a) This Plan document is intended to implement and govern two separate Stock Option Plans of Luminent, Inc., a Delaware corporation ("Company"), and its Parent or Subsidiary Corporation(s), if any:

               (i) the Luminent, Inc. 2000 Incentive Stock Option Plan ("Plan A"); and

               (ii) the Luminent, Inc., 2000 Nonstatutory Stock Option Plan ("Plan B").

Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all provisions of this Plan relate equally to both Plan A and Plan B (collectively, the "Plans"), which Plans are condensed into one plan document solely for purposes of administrative convenience and are not intended to constitute tandem plans.

          (b) The purpose of these Plans is to retain the best available persons for positions of substantial responsibility and to provide additional incentives for the accomplishment of key Company objectives. The Plans are intended to accomplish this purpose by allowing the Company to grant options ("Options") to purchase shares of the Company's voting Common Stock, $0.001 par value per share ("Common Stock"). (For purposes of these Plans, "Parent Corporation" and "Subsidiary Corporation" shall mean corporations as defined in Code Sections 425(e) and 425(f), respectively. Additionally, "Company" shall include any Parent Corporation or Subsidiary Corporation that may exist).

     2. ADMINISTRATION. Subject to Section 10, the Plans shall be administered as follows:

          (a) The Plans shall be administered by the Company's Board of Directors (the "Board") or a committee ("Committee") appointed by the Board, which Committee shall be constituted to comply with applicable laws. If the Committee is administering the Plans, then the functions of the Board specified herein shall be administered by the Committee as authorized by the Board and to the extent permitted pursuant to applicable law.

          (b) The Board shall have sole authority in its absolute discretion (i) to determine which employees, consultants and non-employee directors of the Company shall receive Options ("Optionees"), and (ii) subject to the express provisions of these Plans, to determine the time when Options shall be granted, the terms and conditions of Options other than

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those terms and conditions fixed under these Plans, and the number of shares which may be issued upon exercise of the Options. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plans and shall have authority to do everything necessary or appropriate to administer the Plans. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees. Administration of the Plans with respect to members of the Committee shall not be delegated, but shall at all times remain vested in the Board. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plans.

          (c) With respect to Options granted to a member of the Board, the Board shall take action by a vote sufficient without counting the vote of such member of the Board, although such member of the Board may be counted in determining the presence of a quorum at a meeting of the Board which authorizes the granting of Options to such member of the Board.

          (d) The Committee, if appointed pursuant to this Section 2, shall report to the Board the name of the person granted Options, the number of shares covered by each Option, and the terms and conditions of each such Option.

     3. ELIGIBILITY.

          (a) Persons who shall be eligible to receive Options under these Plans shall be as follows:

               (i) in the case of Plan A, employees of the Company who render those types of services which tend to contribute materially to the success of the Company; and

               (ii) in the case of Plan B, employees described in subsection 3(a)(i) above, consultants and advisors, and any non-employee directors of the Company who render those types of services which tend to contribute materially to the success of the Company.

          (b) Consultants and advisors who receive options under Plan B must be natural persons who provide bona fide services to the Company that are not connected to the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly provide or maintain a market for the Company's securities.

          (c) The determination as to whether an employee, consultant or non-employee director is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final. Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

     4. NUMBER OF SHARES. The maximum aggregate number of shares which may be optioned and sold under these Plans is 10,400,000 shares of authorized but unissued Common


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Stock of the Company. Shares of Common Stock that (a) are repurchased by the
Company after the issuance hereunder pursuant to the exercise of an Option, or
(b) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

     5. OPTION PRICE.

          (a) The Option Price for shares of Common Stock to be issued under Plan A shall be equal to or greater than the fair market value of such shares on the date on which the Option covering such shares is granted as determined by the Board of Directors in its sole discretion, exercised in good faith. The Option Price for shares of Common Stock to be issued under Plan B shall be equal to or greater than 85% of the fair market value of such shares on the date on which the Option covering such shares is granted as determined by the Board of Directors in its sole discretion, exercised in good faith. If on the date on which such Option is granted the Optionee is a Restricted Stockholder, then such Option Price shall be equal to or greater than one hundred ten percent (110%) of the fair market value of the shares on the date such Option is granted. For the purposes of the Plans, a "Restricted Stockholder" is an individual who, at the time an Option is granted under the Plans, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership to be determined in light of the attribution rules set forth in Section 424(d) of the Code. The fair market value of shares of Common Stock for all purposes of the Plans is to be determined by the Board in its sole discretion, exercised in good faith.

          (b) Notwithstanding the foregoing, the Option Price for a nonstatutory option granted to an Optionee, other than a Restricted Stockholder, shall be equal to or greater than 85% of the fair market value of such shares on the date on which the Option covering such shares is granted.

     6. TERM OF THE PLANS. The Plans shall be effective on July 15, 2000, and continue in effect until July 15, 2010, unless terminated earlier by action of the Board; no option may be granted hereunder after July 15, 2010.

     7. EXERCISE OF OPTIONS. Subject to the limitations set forth herein and/or in any applicable Stock Option Agreement entered into hereunder, Options granted under these Plans shall be exercisable in accordance with the following rules:

          (a) GENERAL. Subject to the other provisions of this Section 7, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Stock Option Agreement; provided, however, that, except in the case of Options granted to officers, directors or consultants, Options must vest at a rate of at least 20% per year for over a five-year period from the date the Option is granted; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it



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may determine to be appropriate and subject to the specific provisions of this
Section 7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of these Plans, any vested installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

          (b) EXERCISE OF OPTIONS. An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a share.

          (c) PAYMENT. The Option Price shall be paid at the time the Option is exercised; in cash or its cash equivalent, as determined by the Board. The Board may, in its sole discretion, accept payment on behalf of the Company (i) in the form of shares of Common Stock, which in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, subject to all restrictions and limitations of applicable law, (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee (the terms of any promissory note may be changed by the Committee from time to time to comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System, Internal Revenue Service or Securities and Exchange Commission regulations and any other governmental agency having jurisdiction), (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the fair market value of the Common Stock on the date of exercise), (v) by arrangement with a broker which is acceptable to the Board where payment of the exercise price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the Option to the Company, or (vi) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Board; and such stock may be returned to the Company. If returned, such shares shall again be available for issuance in connection with future stock options and awards under the Plans. An Optionee's right to use shares of Common Stock to exercise an Option is expressly conditioned upon his or her making representations and warranties satisfactory to the Company regarding his or her title to the shares used to exercise such Option and that he or she has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares as determined by the Board.

          (d) The aggregate fair market value (determined as of the date of the grant of the Option) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive


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stock option plans of the Company shall not exceed $100,000. The limitation imposed by this Section 7(d) shall not apply with respect to Options granted under Plan B.

          (e) The Board may require the voluntary surrender of all or a portion of any Option granted under the Plans as a condition precedent to a grant of a new Option. Subject to the provisions of the Plans, such new Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Board at the time the new Option is granted; provided, however, that should the Board so require, the number of shares subject to such new Option shall not be greater than the number of shares subject to the surrendered Option. Upon their surrender, the Options shall be canceled and the shares previously subject to such canceled Options shall again be available for grants of Options hereunder.

     8. TERMINATION OF OPTIONS. Subject to the provisions of this Section 8, all installments of an Option shall expire and terminate on such date(s) as the Board shall determine at the time of a grant ("Option Termination Date"), but in no event later than ten (10) years from the date such Option was granted. Unless provided otherwise in this Section 8 or in the Stock Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Stock Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

          (a) RESTRICTED STOCKHOLDERS. An Option granted under Plan A to a Restricted Stockholder shall by its terms not be exercisable after the expiration of five (5) years from the date such Option was granted.

          (b) SALE OR REORGANIZATION OF COMPANY. Upon the consummation of a transaction: (i) that by its terms offers to all or substantially all of the stockholders of the Company an opportunity to receive cash or securities (whether debt, equity or other and whether issued by the Company or a third party) in exchange for all or a portion of their shares of common stock of the Company, however, a sale of the Company shall not be considered to have occurred as a result of the pro rata distribution by MRV Communications, Inc., to its stockholders of capital stock of the Company; (ii) in which the stockholders of the Company approve a plan of complete dissolution or liquidation of the Company; or (iii) that involves the sale of all or substantially all of the Company's property or a sale of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation (each transaction a "Sale"), the Board may, without limitation and in its sole and absolute discretion, do any, or any combination, of the following:

               a. declare that the time period relating to the exercise of any Stock Option shall accelerate and become exercisable;



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               b. declare that any indebtedness incurred pursuant to Section
7(c) above shall be forgiven and the collateral pledged in connection with any such loan shall be released in full or in part;

               c. declare that the value of all or some of the outstanding Options shall, to the extent determined by the Board at or after grant, be cashed out by a payment of cash or other property, as the Board may determine, on the basis of the "Sale Price" (as defined in below) as of the date the Sale occurs or such other date as the Board may determine prior to the Sale;

               d. permit a successor corporation, if applicable, pursuant to a written agreement signed by the parties, to substitute equivalent Options or provide substantially similar consideration to Optionees as was or will be provided to stockholders of the Company after making any appropriate adjustment as such parties deem necessary or appropriate for restrictions attaching to such Options, including, but not limited to, vesting and exercise price; provided, however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitute Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option; or

               e. declare that any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

     For purposes of this Section 8(b), "Sale Price" means the higher of (i) the highest price per share paid in any transaction related to a Sale of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Common Stock is listed, at any time during the preceding sixty (60) day period as determined by the Board, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

     An Optionee's individual Stock Option Agreement may, but is not required to, provide what occurs upon a Sale. To the extent an Optionee's individual Stock Option Agreement determines what occurs upon a Sale, the terms of such Stock Option Agreement shall be dispositive in the event of a Sale; provided that if the terms of such Optionee's individual Stock Option Agreement, together with the terms of any other Stock Option Agreement granted hereunder, pertaining to what occurs upon a Sale would materially impair an acquiror's ability to use the "pooling of interests" accounting method to account for the acquisition, as described in the immediately preceding paragraph, then the Board shall have, in its sole and absolute discretion, the right to modify (to the least extent possible and still permit the acquiror to use "pooling of interests") the terms of the Stock Option Agreement, solely with respect to those terms pertaining to what occurs upon a Sale.


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     Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets:

     (i) any unexercised non-vested installments that had become exercisable solely by reason of the provision of Section 8(b) shall again become non-vested and unexercisable as of said termination of such agreement, and

     (ii) the exercise of any option that had become exercisable solely by reason of this Section 8(b) shall be deemed ineffective and such installments shall again become non-vested and unexercisable as of said agreement of such agreement.

     (c) TERMINATION OF EMPLOYMENT OTHER THAN BY DEATH OR DISABILITY. If the employment of an Optionee with the Company is terminated for any reason other than death or permanent and total disability, any installments under the Option which have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. All Accrued Installments as of the employment termination date shall remain exercisable for a period not to exceed the earlier of (i) three (3) months following the employment termination date or (ii) the Option Termination Date, determined without regard to this Section 8(c).

     (d) DEATH OR DISABILITY OF OPTIONEE WHILE EMPLOYED. If the employment of an Optionee with the Company is terminated by reason of death or permanent and total disability, any unexercised, to the extent then exercisable, Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of the applicable Option Termination Date, or within six months after the date of termination of employment of such Optionee by reason of his death or permanent and total disability. Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or by laws of descent and distribution. Any installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of his termination of employment due to death or permanent and total disability shall expire and become unexercisable as of said termination date. For purposes of these Plans, the term "permanent and total disability" shall be defined under Code Section 22(e)(3).

     (e) EXTENSIONS. Notwithstanding the provisions covering the exercisability of Options following termination of employment, as described in Sections 8(c) and (d), respectively, the Board may, in its sole discretion, with the consent of the Optionee or the Optionee's estate (in the case of the death of Optionee), extend the period of time during which Accrued Installments shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date. In the case of Incentive Stock Options, extensions under this
Section 8(e) may result in loss of the favorable treatment accorded incentive stock options under the Code.


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     9. AUTHORIZATION TO ISSUE OPTIONS AND STOCKHOLDER APPROVAL. Options granted under the Plans, and the exercise of such options, shall be conditioned upon the Company having obtained all required regulatory approvals, free of any conditions not acceptable to the Board, authorizing the Company to issue such Options or shares. The grant of Options under the Plans also is conditioned on approval of the Plans by the stockholders of the Company within twelve (12) months after the date hereof.

     10. STOCK OPTION AGREEMENT. The terms and conditions of Options granted under the Plans shall be evidenced by a Stock Option Agreement executed by the Company and the person to whom the Option is granted. Each Stock Option Agreement shall incorporate these Plans by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

     11. Stock Restriction Agreement. As a condition to the granting of any Option hereunder and the subsequent exercise of any such Option, the Board may require the Optionee to enter into a Stock Restriction Agreement with the Company for the purpose of limiting the sale or other transfer of ownership of Common Stock acquired by the Optionee.

     12. AMENDMENT OR TERMINATION OF THE PLANS.

          (a) The Board may amend, suspend and/or terminate the Plans at any time, provided, however, that except as provided in Section 17 below, the Board shall not amend the Plans in the following respects without stockholder approval:

               (i) To increase the maximum number of shares subject to the Plans;

               (ii) To change the designation or class of persons eligible to receive Options under the Plans; or

               (iii) To extend the term of the Plans or the maximum Option exercise period.

          (b) Furthermore, the Plans may not, without the approval of the stockholders, be amended in any manner that would cause Incentive Stock Options issued hereunder to fail to qualify as Incentive Stock Options as defined in Code Section 422. Notwithstanding the foregoing, no amendment, suspension or termination of the Plans shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of a Stock Option Agreement by both the Company and the Optionee, without the consent of such Optionee.

     13. OPTIONS NOT TRANSFERABLE. Options granted under these Plans may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.


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     14. RESTRICTIONS ON ISSUANCE OF SHARES. The Company, during the term of these Plans, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plans. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authorization shall not have been obtained.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to individual Optionees under these Plans upon exercise of Options granted under the Plans; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities. If any Option granted under the Plans shall terminate for any reason or expire before such Option is exercised in full, the securities which might otherwise have been issued upon exercise of such Option shall again become available for purposes of these Plans.

     16. REPRESENTATIONS AND WARRANTIES. As a condition to the granting and the exercise of any portion of an Option, the Company may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, or any ruling of any governmental agency with respect to the Company, including but not limited to a representation and warranty that the Option and/or shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended ("1933 Act"), or any other applicable law, regulation or rule of any governmental agency.

     17. NO ENLARGEMENT OF EMPLOYEE RIGHTS. These Plans are purely voluntary on the part of the Company, and while the Company hopes to continue them indefinitely, the continuance of the Plans shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plans shall be deemed to give any employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject,




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however, to all applicable provisions of the Company's Articles of
Incorporation, as the same may be amended from time to time.

     18. SPECIAL SECTION 368 (c) LIMITATION. Notwithstanding any other provision of this Plan to the contrary, no award shall be converted into shares of Common Stock (including, but not limited to, upon exercise of an Option) if the effect of such conversion would cause MRV Communications, Inc. to not be in control of the Company for purposes of Section 368 (c) of the Code or prevent MRV Communications, Inc. from filing a consolidated federal income tax return with the Company. Any purported conversion (including, but not limited to, an attempt to exercise an Option) shall be void and without force or effect. Any award purported to be converted into shares of Common Stock shall remain outstanding without any change in rights or obligations or the Optionee or the Company. No cash or other form of consideration shall be paid or delivered in connection with any conversion prevented by this limitation. If MRV Communications, Inc. disposes of all or substantially all of its interest in the Company, this
Section 18 shall be without further force or effect.

     19. LEGENDS: Options and Stock Certificates. Unless an appropriate registration statement is filed pursuant to the 1933 Act with respect to the shares of Common Stock issuable under these Plans, each certificate representing such Common Stock shall be endorsed with the following legend or its equivalent:

          "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Federal Securities Act of 1933, as amended ("Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder."

     In addition to the foregoing legend, each Stock Option Agreement and each certificate representing shares of Common Stock acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable state securities laws to be placed on the Stock Option Agreement and/or the certificate.

     20. FINANCIAL INFORMATION. The Company shall deliver annually financial statements to each employee granted an Option hereunder until such Option expires or is otherwise canceled.

     21. WITHHOLDING OF TAXES. The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant of exercise of any such Option.


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     22. APPLICABLE LAW. These Plans shall be governed by and construed in accordance with the laws of the State of California.

     23. INVALID PROVISION. In the event that any provision of the Plans is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

     24. LIMITATION ON AMOUNT OF SECURITIES OFFERED. Until such time as the Company becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the aggregate sales price of Common Stock sold in reliance on Rule 701 of the Securities Act within the preceding twelve (12) months under the Plans and any other agreement granting options or awards under Rule 701, or number of shares of Common Stock, as the case may be, shall not exceed the greatest of: (i) $1,000,000, (ii) 15% of the total assets of the Company, measured as of the end of its most recent balance sheet date (if no older that its last fiscal year end), or (iii) 15% of the outstanding Common Stock, including securities (other than securities issued pursuant to the Plans) convertible or exchangeable for Common Stock. For purposes of this Section 24, the aggregate sales price of Common Stock sold in reliance on Rule 701 shall be measured on the date the Option is granted, based on the exercise price of the Option.

     25. DISCLOSURE REQUIREMENTS. A copy of this Plan shall be delivered to all Optionees. Until such time as the Company becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall deliver the following disclosure documents to the Optionee within a reasonable period of time before the applicable date of exercise, conversion or sale if the aggregate offering price of securities subject to outstanding offers plus the offering price of securities sold in the preceding twelve (12) months, as a result of Options issued under the Plans, exceeds $5,000,000:

          (a) A summary of the material terms of the Plans;

          (b) Information about the risks associated with purchasing the shares of stock in the Company; and

          (c) Financial statements as of a date no more than 180 days before the sale of securities pursuant to this Section 25.

     26. SUCCESSORS AND ASSIGNS. The Plans shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.


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     IN WITNESS WHEREOF, pursuant to the due authorization and adoption of these
Plans, as amended, by the Board on September 7, 2000, the Company has caused these Plans to be duly executed by its duly authorized officers.



                                     LUMINENT, INC.


                                     By:  /s/ WILLIAM R. SPIVEY
                                        ----------------------------------
                                              William R. Spivey


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